                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: JULY 20, 2004
                        (Date of earliest event reported)

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                              QUALMARK CORPORATION
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             (Exact name of registrant as specified in its charter)

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          COLORADO                        0-28484                84-1232688
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


                  4580 FLORENCE STREET, DENVER, COLORADO 80238
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               (Address of principal executive offices, zip code)


                                 (303) 245-8800
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              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         (c)   Exhibits.
               99.1 Press Release dated July 20, 2004; relating to the Company's results for the second quarter and year to date ended June 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         This information set forth under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

         On July 20, 2004, QualMark Corporation (the "Company") issued a press release announcing its earnings for the second quarter and year to date ended June 30, 2004. A copy of the press release is furnished as
         Exhibit 99.1. The Company also held a conference call on July 20, 2004 at 11:00am EST to discuss the June 30, 2004 press release.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              QUALMARK CORPORATION
                                              (Registrant)


Date: July 20, 2004                           By: /s/ CHARLES D. JOHNSTON
                                                  ------------------------------
                                                  Charles D. Johnston
                                                  President & CEO


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                                Index to Exhibits

Exhibit                              Description
-------     --------------------------------------------------------------------
   99.1     Press Release dated July 20, 2004; relating to the Company's results for the second quarter and year to date ended June 30, 2004.